UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22875

Bluestone Community Development Fund

(Exact name of registrant as specified in charter)

37 West Avenue, Suite 301

Wayne, PA 19087

(Address of principal executive offices) (Zip code)

Kenneth R. Smith

Bluestone Community Development Fund

37 West Avenue, Suite 301

Wayne, PA 19087

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 337-6500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2021

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	1
Fund Performance (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Other Information (Unaudited)	24
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)	25
Trustees and Officers (Unaudited)	27

Shareholder Letter (Unaudited) JUNE 30, 2021

It has been a prosperous and eventful year for Bluestone Community Development Fund (the “Fund”). Despite the disruptions caused by the COVID-19 pandemic, the Fund achieved its targeted returns and significant progress was made on several fronts. Some of the more notable items that occurred during the year include:

New Investors – The Fund was able to attract two new investors earlier this year, with one bank in Georgia investing $4.0 million in March 2021 and a bank in Alabama investing $5.0 million in May. Then in August, a credit union in New York invested $5.0 million into the Fund.

Loan Activity – After several years of reduced activity, the Fund once again became active in purchasing new SBA 504 first lien loans. In fact, during the year ended June 30, 2021, the Fund purchased fifteen new loans. This renewed purchase activity was driven by several loan payoffs as well as the new investors noted above. This higher level of loan activity has put the Fund on the radar of numerous 504 loan originators as a potential provider of liquidity, paving the way for greater availability of loans for purchase in the future.

Adviser Name Change – In order to better reflect its mission of providing funding to underserved markets, the Adviser has changed its name from Bluestone Capital Partners LLC to Equalize Capital LLC.

Performance - The fiscal year ended June 30, 2021 was strong for the Fund in terms of its performance, both absolute and relative, as well as providing an opportunity for institutional Fund investors that are subject to regulatory examination for compliance with the Community Reinvestment Act of 1977 (the “CRA”) to claim favorable regulatory consideration of their investment under the CRA. Moreover, the Fund has accomplished these important goals while also maintaining the strong credit metrics discussed below.

The best way to tell the Fund’s performance story is by comparison of our returns:

	One Year Period Ended June 30, 2021	Calendar Year Ended December 31, 2020	Calendar Year Ended December 31, 2019
Bluestone Community Development Fund	1.58	6.55	5.09
Bluestone Community Development Fund - (with load)	1.08	5.47	4.01
Bloomberg Barclays Aggregate Bond Index	-0.33	7.51	8.72
ICE BofAML U.S. Corporate & Government, 1-3 Yrs	0.54	3.35	4.07
ICE BofAML U.S. Corporate & Government, 3-5 Yrs	0.63	6.51	6.55

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call 1-855-386-3504.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total expenses (excluding interest, leverage interest (i.e. any expense incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”) and including organizational and offering costs) do not exceed 2.25% of the Fund’s average net assets until at least October 31, 2021. May be subject to a 1% sales charge.

Shareholder Letter (Unaudited) JUNE 30, 2021

Performance data quoted represents total return which assumes reinvestment of dividends and capital gain distributions. The quoted performance reflects fee waivers and/or expense reimbursements in effect during those periods. Returns would have been lower without the waivers and reimbursements.

Strong investment performance is only part of the value equation for our shareholders. Since the Fund’s inception in mid-December of 2013, it has received investor deposits of almost $70 million and successfully deployed all but $3.2 million of that sum in a total of 59 SBA 504 first lien loans. In so doing, the following statistics about asset deployment are important to consider:

●

494 new jobs were created (to qualify, most businesses must create or retain one job for every $65,000 of Small Business Administration (SBA) second lien loan financing ($100,000 for a small manufacturer));

●	440 jobs have been maintained;
●	$27.0 million or 33.9% of the loan portfolio involves women-owned businesses;
●	$25.1 million or 22.1% of the loan portfolio involves minority-owned businesses;
●	As of June 30, 2021, none of the Fund’s portfolio loans were troubled or in arrears;
●	The present Debt Service Coverage Ratio (“DSCR”) is 1.58 to 1;
●	The current average individual credit score is 755;
●	The effective Loan-to-Value ratio (“LTV”) is 49.7% of the Fund’s loan portfolio;
●	The current gross effective floor coupon rate of the Fund’s loan portfolio is 6.0%.
●	30-Day SEC Yield: 1.94% and Unsubsidized 30-Day SEC Yield: 1.87%*

These metrics should be important to the Fund’s shareholders as they speak to the experience of the Fund’s portfolio management team in the 504 first lien loan space. Led by Lee Calfo, Joe Gladue, Robert Judge and Jordan Blanchard, the Fund’s portfolio management team has decades of experience in U.S. Small Business Administration (“SBA”) lending activities.

The Adviser believes that the Fund represents an appropriate investment for investors looking for additional yield in floating rate loans in order to help against rising interest rates. The biggest risk, with the exception of default risk, to an investor’s bond portfolio that is composed primarily of fixed coupon instruments is the highly negative effect on bond pricing associated with a rising interest rate environment. As interest rates, using the 10-year U.S. Treasury as a benchmark, are at or near absolute lows since the 1950s, interest rate risk is an important consideration for any investor in this environment.

The Fund’s portfolio of loans have the strong credit and collateral metrics laid out above. Moreover, the Fund’s portfolio holdings have been the most senior security in the capital structure of the borrowing entities – they are secured by real estate and have the additional credit enhancement of having the U.S. government in a first loss position for up to a maximum of 40% of each whole loan.

When considering all of these characteristics, the Fund offers the potential of a bond investment that will likely not be highly correlated to the fixed coupon bond market. Moreover, the Fund’s diversified portfolio of small-sized 504 first lien loans is not similar to any other available investment product that we have been able to identify. Therefore, we believe that the Fund’s loan portfolio may provide value to an overall portfolio plan.

We thank you for your continued support of the Fund. The new activity of the Fund’s investment has led directly to job creation and helped support the and grow deserving US small businesses. Your investment in the Fund has continued to produce strong dividend yield and total returns during 2020 and 2021 and we seek to continue these results going forward.

Thank you for your continued investment in the Fund.

Thank you,

Equalize Capital LLC

Shareholder Letter (Unaudited) JUNE 30, 2021

*The 30-Day SEC Yield – The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without.

Risks – Investing in a mutual fund involves risk including the potential loss of principal.

Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.

504 first lien loans are not readily marketable. Illiquid 504 first lien loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s NAV. Shareholders will not have the right to redeem their shares. However, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call 1-855-386-3504.

Fund Performance (Unaudited) JUNE 30, 2021

	Average Annual Total Returns
	1 Year	5 Year	Annualized Since Inception[1]
Bluestone Community Development Fund	1.58%	3.10%	3.02%
ICE BofA 1-3 year U.S. Corporate & Government Index	0.54%	1.90%	1.67%

[1]	Inception Date: December 16, 2013

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 855-386-3504.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from December 16, 2013 to June 30, 2021. The Average Annual and Cumulative Total Return table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Schedule of Investments JUNE 30, 2021

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS AS FOLLOWS:

Description, State(a), Acquisition Date	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
504 First Lien Loans(b) — 93.07%
Hospitality Properties — 15.65%
McDonough Hospitality Plaza, LLC, Georgia, 12/1/2016	6.500% (6.500% Fixed)	5.250	%(c)	9/5/2024	$4,501,394	$4,500,000	$4,775,175
Moses Lake Investors, LLC, Washington, 9/18/2014(d)	Prime + 2.250% (5.500% Floor)	5.500%		10/1/2039	930,665	900,850	915,615
Vaibhav Laxmi, Inc., Illinois, 8/14/2015	5 Year Libor + 4.750% (6.500% Floor)	6.000	%(c)	9/1/2026	1,573,188	1,573,126	1,631,347
Total Hospitality Properties							7,322,137

Multi-Purpose Properties — 77.42%
1250 Philadelphia, LLC, California, 10/3/2014	5 Year Libor + 4.000% (5.930% Floor)	5.930%		10/15/2039	2,314,448	2,239,518	2,374,628
2927 Market St. BCB LLC, California, 4/8/2021	5 Year Swap + 4.750% (6.750% Floor)	6.750%		6/1/2045	1,238,221	1,175,203	1,239,345
413 East 53rd Street, LLC, New York, 2/4/2014	3 Year Libor + 4.170% (4.950% Floor)	5.681%		2/1/2044	1,582,317	1,559,381	1,618,045
7410-7428 Bellaire, LLC, California, 8/22/2014	5 Year Libor + 4.000% (5.780% Floor)	5.780%		9/15/2039	2,162,576	2,092,222	2,034,456
77 West Mount Pleasant Avenue, LLC, New Jersey, 4/30/2015	3 Year Libor + 4.000%	4.474%		5/1/2040	303,209	291,432	292,656
Acworth Recycling, LLC, Georgia, 1/14/2021	6.750% (6.750% Fixed)	6.750%		12/15/2029	312,660	294,099	307,704
AKT Elevon Partners, LLC, California, 9/17/2015	5 Year Libor + 3.880% (5.700% Floor)	4.970	%(c)	10/1/2045	3,854,734	3,857,018	3,942,991

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2021

Description, State(a), Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
CBERT Williston, LLC, North Dakota, 9/18/2015	5 Year Libor + 4.250% (5.132% Floor)	6.450%		1/1/2038	$1,150,127	$1,118,834	$815,082
Ceeport Group LLC, Florida, 6/10/2021	6.500% (6.500% Fixed)	6.500%		3/19/2030	577,953	551,052	576,610
Dorris Fitness, LLC, Georgia, 6/3/2021	6.750% (6.750% Fixed)	6.750%		1/28/2030	592,631	562,151	598,859
Duane Auto Sale LLC, California, 5/14/2021	5 Year Swap +5.000% (6.250% Floor)	6.250%		5/1/2046	717,815	680,000	716,183
Grigorian Investments, LLC, California, 9/2/2014	5 Year Libor + 4.500% (6.330% Floor)	6.330%		9/15/2039	522,972	507,992	467,495
Harry R. Dodge and Casey C. Cargill, California, 4/9/2021	5 Year Swap + 5.000% (6.500% Floor)	6.500%		12/1/2045	946,169	897,659	942,704
Janet J. Lopez and Robert E. Lopez, California, 10/16/2020	5 Year USD Swap + 5.000% (6.750% Floor)	6.750%		9/1/2045	451,139	426,802	439,047
Jereme Lee James, California, 4/7/2021	5 Year Swap + 5.000% (6.500% Floor)	6.500%		2/1/2046	230,276	215,940	230,038
JPEG, Inc., Florida, 12/11/2020	5 Year Prime + 0.500% (6.500% Floor)	6.500%		8/1/2030	165,856	155,107	161,964
KES, Inc., Georgia, 12/9/2020	6.750% (6.750% Fixed)	6.750%		12/2/2029	481,587	456,783	474,100
Kiva Holdings and Kiran Fitness LLC, South Carolina, 6/17/2021	6.750% (6.750% Fixed)	6.750%		2/21/2030	857,232	811,834	858,165
Marcus D. Chu, Tracey Chu, California, 3/13/2015	5 Year Libor + 4.750% (6.586% Floor)	6.586%		3/10/2040	1,662,736	1,592,470	1,689,293
Mariano D. Cibran, Florida, 5/23/2016	3 Year Libor + 5.160% (6.160% Floor)	6.240%		6/1/2046	1,236,887	1,198,864	1,234,338
Oaks at Pooler, LLC, Georgia, 6/30/2021	5 Year U.S. Treasury + 5.250% (6.250% Floor)	6.250%		4/1/2031	5,722,953	5,498,420	5,723,141
Rayr Holdings, LLC, California, 7/31/2015	3 Year Libor + 5.775% (7.025% Floor)	8.628%		7/1/2045	911,870	870,063	886,377
Rug Palace, Inc. dba Rug Palace Expo, California, 2/27/2014	Prime + 2.250% (5.500% Floor)	4.370	%(c)	2/15/2044	647,126	647,125	643,126
SGLP Enterprises, LLC, Smokin’ Guns BBQ & Catering, Inc., Missouri, 3/18/2016	1 Month Libor + 4.500%	4.590%		9/12/2023	528,515	525,862	532,803
Shiv Shakti Investments, LLC, Georgia, 6/20/2017	6.500% (6.500% Fixed)	5.250	%(c)	12/15/2024	1,751,880	1,750,000	1,826,020

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2021

Description, State(a), Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
Stanley Avenue Realty, LLC, New York, 9/17/2014	4 Year Libor + 3.720% (5.370% Floor)	6.073	%(c)	9/15/2044	$1,750,853	$1,750,794	$1,818,234
STMX Partners, LLC, Georgia, 12/16/2020	5 Year Prime + 0.500% (6.000% Floor)	6.000%		10/15/2030	535,877	508,209	523,511
Storage Fit, LLC, Texas, 2/12/2015	5 Year Libor + 5.750% (7.390% Floor)	5.140	%(c)	3/1/2045	133,872	133,982	136,050
Uncle Pops LLC, California, 4/23/2021	5 Year Swap + 5.000% (6.180% Floor)	6.180%		3/1/2046	718,943	681,621	718,340
Watson Kellogg Property, LLC, Idaho, 2/9/2015	Prime + 2.750% (5.700% Floor)	6.000%		6/1/2040	598,401	575,188	606,398
Watson Osburn Property, LLC, Idaho, 2/9/2015	Prime + 2.750% (5.700% Floor)	6.000%		6/1/2040	478,244	459,005	484,236
ZC Park, LLC, Arizona, 10/17/2014	5 Year Libor + 4.000% (5.880% Floor)	5.880%		10/15/2044	1,293,726	1,239,556	1,307,273
Total Multi-Purpose Properties							36,219,212

Total 504 First Lien Loans (identified cost of $43,439,052)							$43,541,349

	Shares	Fair Value
Short-Term Investments — 6.90%
Morgan Stanley Liquidity Fund - Institutional Class, 0.010%(e)	3,229,343	$3,229,343
Total Short-Term Investments (Cost $3,229,343)		3,229,343

Total Investments — 99.97% Cost ($46,668,395)		46,770,692
Other Assets in Excess of Liabilities — 0.03%		11,936
TOTAL NET ASSETS — 100.00%		$46,782,628

(a)	The states listed correspond to the location of the underlying collateral of the 504 First Lien Loan, which may differ from the location of the borrower.

(b)

504 First Lien Loans are restricted as to resale. The cost and fair value as of June 30, 2021 was $43,439,052 and $43,541,349, respectively. Fair value is determined using significant unobservable inputs.

(c)	The effective rate is net of a sub-servicing fee collected on the 504 First Lien Loan by the selling agent. As a result, the effective rate may be less than the 504 First Lien Loan floor rate.

(d)

Represents an investment in the 504 First Lien Loan through a participation agreement with a financial institution. A participation agreement typically results in a contractual relationship only with a financial institution, not with the borrower.

(e)	The rate shown is the annualized 7-day yield as of June 30, 2021.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2021

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS BY STATE:

Hospitality Properties
Georgia	10.21%
Illinois	3.48%
Washington	1.96%
Total Hospitality Properties	15.65%

Multi-Purpose Properties
Arizona	2.79%
California	34.89%
Florida	4.22%
Georgia	20.21%
Idaho	2.33%
Missouri	1.14%
New Jersey	0.63%
New York	7.35%
North Dakota	1.74%
South Carolina	1.83%
Texas	0.29%
Total Multi-Purpose Properties	77.42%

Short-Term Investments	6.90%
Total Investments	99.97%

Other Assets in Excess of Liabilities	0.03%

Total Net Assets	100.00%

See accompanying notes to financial statements.

Statement of Assets and Liabilities JUNE 30, 2021

Assets:
Investments in 504 First Lien Loans, at fair value (cost $43,439,052)	$43,541,349
Short-term investments, at fair value (cost $3,229,343)	3,229,343
Receivables:
Interest	188,578
Prepaid expenses	16,187
Other assets	734
Total Assets	46,976,191

Liabilities:
Payables:
Advisory fees	79,703
Audit	79,199
Accounting and administration	7,229
Legal	6,281
Chief Compliance Officer	4,999
Transfer agent	3,324
Custodian	799
Accrued other expenses	12,029
Total Liabilities	193,563

Net Assets	$46,782,628

Net Assets Consist of:
Paid in Capital (unlimited shares authorized, no par value)	$46,870,949
Total accumulated deficit	(88,321)
Net Assets	$46,782,628

Shares
Net assets applicable to outstanding shares	$46,782,628
Number of outstanding shares	4,705,295
Net asset and redemption price value per share	$9.94
Maximum offering price per share (Net asset value per share divided by 0.99)[1]	$10.04

[1]	The offering price per share reflects a maximum sales charge of 1.00%.

See accompanying notes to financial statements.

Statement of Operations FOR THE year ENDED JUNE 30, 2021

Investment Income:
Interest	$1,860,728
Total Investment Income	1,860,728

Expenses:
Advisory fees	633,514
Legal expense	112,548
Accounting and administration expenses	87,954
Audit expense	79,281
Trustees’ expenses	71,999
Chief Compliance Officer expense	59,999
Insurance expense	35,846
Registration expense	25,326
Transfer agent expense	19,503
Custodian expense	10,825
Printing expense	6,695
Miscellaneous	18,071
Total Expenses	1,161,561
Less: Expenses waived	(384,305)
Net expenses	777,256
Net investment income	1,083,472

Net Change in Unrealized Depreciation on Investments:
Net change in unrealized depreciation on investments	(371,281)
Total net change in unrealized depreciation on investments	(371,281)

Net Increase in Net Assets from Operations	$712,191

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2021	Year Ended June 30, 2020
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,083,472	$1,507,598
Net change in unrealized appreciation (depreciation) on investments	(371,281)	1,113,446
Net increase in net assets from operations	712,191	2,621,044

Distributions to Shareholders:
Distributions	(1,232,996)	(1,521,853)
Total distributions to shareholders	(1,232,996)	(1,521,853)

Capital Transactions:
Proceeds from sale of shares	9,000,000	—
Reinvestment of distributions	488,447	510,831
Cost of shares redeemed	(4,214,228)	(4,519,451)
Net increase (decrease) from capital transactions	5,274,219	(4,008,620)

Total increase (decrease) in net assets	4,753,414	(2,909,429)

Net Assets:
Beginning of year	42,029,214	44,938,643
End of year	$46,782,628	$42,029,214

Capital Share Transactions:
Shares sold	901,905	—
Shares reinvested	48,878	52,804
Shares redeemed	(419,744)	(460,698)
Net increase (decrease)	531,039	(407,894)

See accompanying notes to financial statements.

Statement of Cash Flows FOR THE year ENDED JUNE 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$712,191
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Principal paydowns	9,432,493
Purchases of long-term investments	(14,649,594)
Net purchase of short-term investments	(210,552)
Decrease in other assets and prepaid expenses	2,125
Increase in interest receivables	(18,475)
Increase in accrued expenses	166,748
Net realized paydown losses	123,949
Amortization of premium on investments	28,611
Net change in unrealized depreciation on investments	371,281
Net cash used in operating activities	(4,041,223)

Cash Flows from Financing Activities:
Proceeds from shares sold	9,000,000
Shareholder redemptions paid	(4,214,228)
Cash distributions paid[1]	(744,549)
Net cash provided by financing activities	4,041,223

Net increase in cash	—

Cash at beginning of year	—
Cash at end of year	$—

[1]	Noncash financing activities not included herein consist of reinvestment of dividends of $488,447.

See accompanying notes to financial statements.

Financial Highlights

Per share income and capital changes for a share outstanding throughout the year.

	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net asset value, beginning of year	$10.07	$9.81	$9.61	$9.79	$10.17

Income (loss) from Investment Operations:
Net investment income	0.26	0.35	0.35	0.41	0.34
Net realized and unrealized gain (loss) on investments	(0.10)	0.26	0.21	(0.21)	(0.37)
Total income (loss) from investment operations	0.16	0.61	0.56	0.20	(0.03)

Less Distributions:
Net investment income	(0.29)	(0.35)	(0.35)	(0.38)	(0.35)
Net realized gains	—	—	(0.01)	—	—
Total distributions	(0.29)	(0.35)	(0.36)	(0.38)	(0.35)

Net asset value, end of year	$9.94	$10.07	$9.81	$9.61	$9.79

Total return	1.58%	6.40%	5.96%	2.04%	(0.30)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$46,783	$42,029	$44,939	$45,846	$48,611
Ratio of expenses to average net assets
Before waiver inclusive of interest expense	2.75%	2.80%	2.87%	3.08%	3.11%
After waiver inclusive of interest expense	1.84%[1]	1.75%	1.75%	1.89%	1.79%
Before waiver exclusive of interest expense	2.75%	2.80%	2.87%	2.94%	3.07%
After waiver exclusive of interest expense	1.84%[1]	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	2.56%	3.49%	3.57%	4.17%	3.40%
Portfolio turnover rate	27%	7%	0%	0%	4%

[1]	Effective May 2, 2021, the operating expense limitation was increased from 1.75% to 2.25% of the Fund’s average annual net assets (see Note 6).

See accompanying notes to financial statements.

Notes to Financial Statements JUNE 30, 2021

1. Organization

Bluestone Community Development Fund (the “Fund”), formerly known as The 504 Fund, was organized as a Delaware statutory trust on July 29, 2013 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Fund is managed by Equalize Capital LLC (the “Adviser), formerly known as Bluestone Capital Partners LLC, a Puerto Rico limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Three officers of the Fund are officers and members of the Adviser. Prior to March 1, 2019, the Fund was managed by 504 Fund Advisors, LLC (the “Prior Adviser”), an Illinois limited liability company registered under the Advisers Act, which was a wholly owned subsidiary of Live Oak Bancshares, Inc. (“Live Oak”), a bank holding company. Government Loan Solutions, Inc. (“GLS”), also a subsidiary of Live Oak, provides the Adviser with data and research which is material to the Adviser’s valuation of the Fund’s investments. Robert O. Judge, a portfolio manager for the Fund, is the chief executive officer of GLS, and Jordan M. Blanchard, a portfolio manager for the Fund, was an employee of Live Oak until May 2, 2021. Prior to March 1, 2019, Messrs. Judge and Blanchard, each an officer of the Prior Adviser, each served as an officer of the Fund. The offering of shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered on a continuous basis monthly (generally as of the last business day of each month) at the net asset value (“NAV”) per Share plus a sales charge of up to 1.00%. There are an unlimited number of authorized Shares.

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable institutional Fund investors that are subject to regulatory examination for CRA compliance to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”). The Fund seeks to achieve its objectives by investing primarily in a portfolio of 504 First Lien Loans secured by owner-occupied commercial real estate which represent the non-guaranteed portions of U.S. Small Business Administration (“SBA”) Section 504 transactions (“504 First Lien Loans”). 504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments for which market quotations are readily available are valued at current market value, and all other investments are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”), in accordance with the policies and procedures (the “Valuation Procedures”) adopted by the Board. The Board has a standing valuation committee (the “Valuation Committee”) that is composed of members appointed by the Board. The Valuation Committee operates under the Valuation Procedures approved by the Board. The Valuation Committee makes quarterly reports to the Board concerning investments for which market quotations are not readily available. Investments in money market funds (short-term investments) are valued at the closing NAV per share.

Notes to Financial Statements JUNE 30, 2021

2. Accounting Policies (continued)

504 First Lien Loans – The fair values of 504 First Lien Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are initially fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of 504 First Lien Loans are determined no less frequently than weekly by the Valuation Committee.

Investment Transactions and Income – Investment transactions are recorded on the trade date basis. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount using the effective yield. Fees associated with loan amendments, paydown gains/losses, and prepayment penalties are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. 504 First Lien Loans will be placed in non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. During forbearance periods, any interest and fees on deferred payments will be added to the principal amount and re-amortized over the remaining life of the 504 First Lien Loan. There will be no impact to the maturity date of the loan.

Distributions to Shareholders – The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income or net capital gains that it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes – GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal and relevant state income tax filings. The open tax years for the Fund include the current year plus the prior three tax years. As of and during the year ended June 30, 2021, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements JUNE 30, 2021

2. Accounting Policies (continued)

Expenses – Fund expenses are charged to the Fund and recorded on an accrual basis.

Fair Value Measurements – Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investment).

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Hospitality Properties	$—	$—	$7,322,137	$7,322,137
Multi-Purpose Properties	—	—	36,219,212	36,219,212
Short-Term Investments	3,229,343	—	—	3,229,343
Total Investments	$3,229,343	$—	$43,541,349	$46,770,692

For the year ended June 30, 2021, there were no transfers into or out of Level 3.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of June 30, 2020	Purchase and funding of investments	Proceeds from principal payments*	Net realized gain on investments	Net change in unrealized appreciation (depreciation) on investments	Amortization of discount and premium	Balance as of June 30, 2021
Hospitality Properties[1]	$ 7,298,679	$ 26,141	$ (45,346)	$ —	$ 44,023	$ (1,360)	$ 7,322,137
Multi-Purpose Properties[2]	31,549,410	14,623,453	(9,511,096)	—	(415,304)	(27,251)	36,219,212
Total Investments	$ 38,848,089	$ 14,649,594	$ (9,556,442)	$ —	$ (371,281)	$ (28,611)	$ 43,541,349

*	Inclusive of net realized paydown losses and prepayment penalty fees received.

[1]	Change in unrealized appreciation from Hospitality Properties held at June 30, 2021 is $44,023.

[2]	Change in unrealized depreciation from Multi-Purpose Properties held at June 30, 2021 is $(257,499).

Notes to Financial Statements JUNE 30, 2021

2. Accounting Policies (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of June 30, 2021:

Type of Level 3 Investments	Fair Value as of June 30, 2021	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Hospitality Properties	$ 7,322,137	Discounted Cash Flows	Purchase Price	$100.52	$100-104	Decrease**
			Debt Service Coverage Ratio	1.85	1.34-2.06	N/A*
			Effective Loan To Value Ratio	45.51%	42%-53%	Decrease
			Average Personal Credit Score	732	687-761	N/A*
Multi-Purpose Properties	$ 36,219,212	Discounted Cash Flows	Purchase Price	$103.46	$100-107	Decrease**
			Debt Service Coverage Ratio	1.51	0.72-5.52	N/A*
			Effective Loan To Value Ratio	50.72%	22%-112%	Decrease
			Average Personal Credit Score	760	627-819	N/A*
Total Level 3 Investments	$ 43,541,349

*	A decrease in the input would result in a decrease in fair value.

**	An increase in the spread from the Fund’s purchase price to the benchmark utilized within the fair value methodology would result in a decrease in fair value.

3. Concentration of Risk

504 First Lien Loans Risk – The Fund predominantly invests in fixed or variable rate 504 First Lien Loans arranged through private negotiations between a small business borrower (the “Borrower”) and one or more 504 First Lien Loan lenders. 504 First Lien Loans are secured by real property and have a claim on the assets of the Borrower that is senior to the second lien held by a certified development company and any claims held by unsecured creditors. The 504 First Lien Loans the Fund will invest in are not rated. 504 First Lien Loans are subject to a number of risks, including credit risk, liquidity risk, valuation risk and interest rate risk. Although the 504 First Lien Loans in which the Fund will invest will be secured by real property, there can be no assurance that such real property can be readily liquidated or that the liquidation of such real property would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal, which could result in substantial loss to the Fund. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the real property securing a 504 First Lien Loan. In the event of a decline in the value of the already pledged real property, the Fund will be exposed to the risk that the value of the real property will not at all times equal or exceed the amount of the Borrower’s obligations under the 504 First Lien Loan. In

Notes to Financial Statements JUNE 30, 2021

3. Concentration of Risk (continued)

general, the secondary trading market for 504 First Lien Loans is not fully-developed. No active trading market may exist for certain 504 First Lien Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain 504 First Lien Loans quickly or at a fair price. To the extent that a secondary market does exist for certain 504 First Lien Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk – Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Qualification for CRA Credit Risk – Although the Adviser believes that the Fund’s 504 First Lien Loan investments will have the community development qualities that are eligible for favorable consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

Geographic Concentration Risk – The Fund’s 504 First Lien Loan investments are currently concentrated in California and Georgia. As a result, the Fund may be more susceptible to being adversely affected by any single occurrence in California or Georgia. Mortgaged properties in California may be particularly susceptible to economic risks of the state and certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters, for which there may or may not be insurance. Mortgaged properties in Georgia may be particularly susceptible to economic risks of the state and certain types of hazards, such as tornadoes, hurricanes, floods and other natural disasters, for which there may or may not be insurance. As of June 30, 2021, 34.89% and 30.41% of the Fund’s investments were associated with properties located in California and Georgia, respectively. Mortgaged properties in other states similarly may be adversely affected by natural disasters, for which there may not be insurance and which could result in substantial loss to the Fund.

Valuation Risk – Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for 504 First Lien Loans to trade. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of 504 First Lien Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund, and therefore the actual amount received in the sale of the 504 First Lien Loan may be less than the fair value of such loan, as determined by the Fund.

LIBOR Transition Risk – Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Recent Market Events Risk – The spread of the novel coronavirus (COVID-19) worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. Efforts to combat the spread of COVID-19 within the U.S. have caused significant disruptions to the operations of many small business borrowers utilizing

Notes to Financial Statements JUNE 30, 2021

3. Concentration of Risk (continued)

the SBA 504 Program and may have adverse effects on their long-term health and viability. As a result, the market for 504 First Lien Loans and the value of 504 First Lien Loans held by the Fund is being negatively affected by these market conditions and may also be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the spread of COVID-19 may exacerbate certain risks, including 504 First Lien Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

For other risks associated with the Fund and its investments please refer to the “Risks” section in the Fund’s current prospectus.

4. Periodic Repurchase Offers

The Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per Share. The Fund has adopted a fundamental policy to make repurchase offers once every twelve months. The Fund will offer to repurchase 10% of its outstanding Shares, unless the Board has approved a different amount (not less than 5% or more than 25% of its outstanding Shares for a particular repurchase offer). The Fund does not currently expect to charge a repurchase fee.

For the year ended June 30, 2021, the Fund had one repurchase offer as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 15, 2020	January 8, 2021	January 15, 2021	10%	10%	419,744

5. Administration, Distribution, Transfer Agency and Custodian Agreements

The Fund and its administrator, UMB Fund Services, Inc. (“UMBFS”), are parties to an administration agreement under which UMBFS provides administrative and fund accounting services.

UMBFS also serves as the transfer agent and dividend disbursing agent for the Fund.

UMB Bank, N.A. serves as the custodian and escrow agent (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

The Fund and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement under which the Distributor acts as the principal underwriter for the Fund.

6. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, effective May 1, 2019. Under the Investment Advisory Agreement, the Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.50% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive or reduce its advisory fees and/or reimburse expenses of the Fund to ensure that total

Notes to Financial Statements JUNE 30, 2021

6. Investment Advisory Agreement (continued)

annual fund operating expenses (“Total Annual Expenses”) after fee waiver and/or expense reimbursement (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”)) will not exceed 2.25% of the Fund’s average net assets pursuant to an operating expenses limitation agreement dated August 14, 2020 and effective May 2, 2021 (the “Operating Expenses Limitation Agreement”). Under the terms of the Operating Expenses Limitation Agreement, the Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Operating Expenses Limitation Agreement is in effect through at least October 31, 2021, and may be terminated only by, or with the consent of, the Board.

Prior to May 2, 2021, the Adviser had contractually agreed to waive or reduce its advisory fees and/or reimburse expenses of the Fund to ensure that the Fund’s Total Annual Expenses after fee waiver and/or expense reimbursement (excluding Excluded Expenses) would not exceed 1.75% of the Fund’s average annual net assets, under an operating expenses limitation agreement dated March 1, 2019 (the “Prior Operating Expenses Limitation Agreement”). The Prior Operating Expenses Limitation was terminated on May 1, 2021.

For the year ended June 30, 2021, the Adviser waived expenses totaling $384,305 that are subject to reimbursement.

As of June 30, 2021, the Adviser’s fees and expenses subject to reimbursement were as follows:

June 30, 2022	June 30, 2023	June 30, 2024
$136,921	$452,378	$384,305

7. Investment Transactions

For the year ended June 30, 2021, there were proceeds from principal payments of $9,432,493 and long term purchases of $14,649,594 in the Fund.

8. Federal Tax Information

At June 30, 2021, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$46,668,395
Gross unrealized appreciation	$727,079
Gross unrealized depreciation	(624,782)
Net unrealized appreciation on investments	$102,297

Notes to Financial Statements JUNE 30, 2021

8. Federal Tax Information (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid in Capital	Total Accumulated Deficit
$1,422	$(1,422)

As of June 30, 2021, the components of distributable earnings (accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$2,477
Accumulated capital and other losses	(193,095)
Unrealized appreciation on investments	102,297
Total distributable earnings (accumulated deficit)	$(88,321)

As of June 30, 2021, the Fund had a short-term capital loss carry forward of $9,647 and long-term capital loss carry forward of $183,448. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distribution paid from:
Ordinary income	$1,232,996	$1,521,853
Long-term capital gains	—	—
Total Distributions	$1,232,996	$1,521,853

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Northwest Federal Credit Union had ownership in the Fund in the amount of 38.49%.

Notes to Financial Statements JUNE 30, 2021

10. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustments to our disclosure in the financial statements except for the following:

On July 7, 2021, Foreside Financial Group, LLC, the indirect parent company of Foreside Fund Services, LLC (“Foreside”), which serves as the Fund’s distributor, and Lovell Minnick Partners, LLC (“LMP”) announced that they had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar will acquire a majority stake in Foreside Financial Group, LLC and LMP will exit its investment in Foreside Financial Group, LLC. The transaction is expected to close at the end of the third quarter of 2021. Foreside will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Bluestone Community Development Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bluestone Community Development Fund (the “Fund”) as of June 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $43,541,349 (93.07% of net assets) as of June 30, 2021, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 25, 2021

Other Information (Unaudited) JUNE 30, 2021

Proxy Voting

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Fund at 855-386-3504 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 855-386-3504 or by accessing the SEC’s website http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

At a meeting of the Board held on February 17, 2021 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined by the 1940 Act (the “Independent Trustees”), approved the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board reviewed the Section 15(c) response letter and related materials (including a profitability analysis prepared by the Adviser, the Adviser’s organizational chart, information relating to the Adviser’s compliance program and related risk assessment, a copy of the Adviser’s registration statement on Form ADV, a copy of the Adviser’s business continuity plan and information relating to the implementation and operational effectiveness thereof, and detailed comparative information relating to the Fund’s performance, management fees and total annual fund operating expenses) provided by the Adviser in advance of the Meeting and included in the meeting materials.

The Board then discussed with counsel to the Fund and counsel to the Independent Trustees the relevant factors to be considered in determining whether to approve the renewal of the Advisory Agreement, including the following: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Adviser and the Fund; (3) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund, including comparative fee and expense data for the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other benefits to the Adviser resulting from services rendered to the Fund. In its deliberations, the Board did not identify any particular factor that was all-important or controlling, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Nature, Extent and Quality of Services Provided to the Fund. The Board considered the scope of services performed by the Adviser under the Advisory Agreement. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the resources and financial condition of the Adviser and certain of its affiliates, as well as the continued roles of Lee Calfo, Joseph Gladue, Jordan Blanchard and Robert Judge, the Fund’s portfolio managers. The Adviser’s registration statement on Form ADV was provided to the Board, as was the Adviser’s Section 15(c) due diligence response letter and related materials that included, among other things, information about the background and experience of the portfolio managers who will continue to be primarily responsible for the day-to-day management of the Fund. The Board also considered other services provided to the Fund by the Adviser, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures, including the valuation of Fund portfolio holdings, and applicable legal and regulatory requirements. The Board discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer on the effectiveness of the Adviser’s compliance program, and the Adviser’s marketing activity and its continuing commitment to the Fund. Based on the factors above, as well as those discussed below, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, extent and overall quality of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Fund. The Board reviewed the Fund’s performance for various periods ended December 31, 2020. In assessing the quality of the portfolio management services of the Adviser, the Board compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to benchmark indices, specifically the Bloomberg Barclays Aggregate Bond Index, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Bond Index and the ICE BofA Merrill Lynch 3-5 Year U.S. Corporate & Government Bond Index. The Board also reviewed the Fund’s performance in comparison to a peer group of closed-end funds and closed-end interval funds that invest primarily in bank loans as constructed by data presented by Morningstar, Inc. (the “Peer Group”). The Board noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Fund and that the

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

Fund was the Adviser’s only current client. Although past performance is not a guarantee or indication of future results, the Board determined that the performance obtained by the Adviser was satisfactory under current market conditions and the Fund and its shareholders were likely to benefit from the Adviser’s continued management of the Fund.

Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s management fee, including a review of the expenses analyses and other pertinent material with respect to the Fund. The Board reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and Peer Group funds. The Board considered the cost structure of the Fund relative to the Peer Group, as well as the management fee waivers provided by the Adviser. The Board took into consideration that the Adviser has contractually agreed to limit the total annual operating expenses of the Fund to 1.75% of the Fund’s average annual net assets through May 1, 2021 and to 2.25% of the Fund’s average annual net assets beginning May 2, 2021 through at least October 31, 2021, which has resulted in the Adviser waiving a significant portion of its management fees and the Adviser had not recouped those waivers from the Fund. The Board also evaluated the profitability of the Adviser from its relationship with the Fund.

The Board noted that the Fund’s contractual management fee of 1.50% was above the Peer Group median and average. The Board also noted that the Fund’s current total expense ratio (net of fee waivers and expense reimbursements) of 1.75% ranked below the Peer Group median and average for the periods reviewed and the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 2.25% effective beginning May 2, 2021 also ranked below the Peer Group median and average for the periods reviewed.

The Board concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Board noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive, and the Board further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund, despite subsidizing the Fund’s operations.

Economies of Scale. The Board noted that the Adviser is likely to realize economies of scale in managing the Fund as assets grow in size. The Board also noted that through management fee waivers, the Adviser was in effect providing access to economies of scale to the Fund and its shareholders that may not have been achieved until the Fund reached significantly higher asset levels. With respect to the Adviser’s current fee structure and applicable management fee waivers, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Board determined that the benefits the Adviser may receive, including greater name recognition and the ability to attract additional investor assets, appear to be reasonable, and in many cases, may benefit the Fund.

Based on all of the information considered, the Board concluded that the terms of the Advisory Agreement are fair and reasonable and that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Trustees and Officers (Unaudited) JUNE 30, 2021

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act are referred to as “Independent Trustees.” Unless otherwise noted, the business address of each Trustee or officer is c/o Bluestone Community Development Fund, 37 West Avenue, Suite 301, Wayne, PA 19087. The business address for Mr. Gladue is c/o Equalize Capital LLC, 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607. The business address for Mr. Pelos is c/o Oyster Consulting, LLC, 4128 Innslake Dr., Glen Allen, VA 23060. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at 855-386-3504.

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (Indefinite term; since 2013)	Principal in Marshall-Singleton (a fiduciary liability consulting firm) (since 2017); Professor Emeritus of Finance, Crummer Graduate School of Business, Rollins College (2002-2017)	1	N/A
Cornelius J. Lavelle Born: 1944	Trustee (Indefinite term; since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997-2009)	1	Independent Trustee, Broadview Funds Trust (an open-end investment company with one series) (2013-2019)

Trustees and Officers (Unaudited) JUNE 30, 2021

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees (continued)
George Stelljes, III Born: 1961	Chairman of the Board (Indefinite term; since August 2016) and Trustee (Indefinite term; since 2013)	Managing Partner, St. John’s Capital, LLC (private investment fund) (since 2012); President, Chief Investment Officer and Director of the Gladstone Companies (family of public and private investment funds) (2001-2012)	1

Director and Chairman of Valuation Committee, Oxford Square Capital Corp. (f/k/a TICC Capital Corp.) (business development company) (since 2016); Director, Intrepid Capital Corporation (asset management firm) (since 2003)

Jorge A. Junquera Diez Born: 1948	Trustee (Indefinite term; since 2020)	Managing Partner of Kohly Capital, LLC (private investment firm) (since 2016)	1	Director, EVERTEC, Inc. (a transaction processing company) (since 2012); Director, Sacred Heart University (Puerto Rico) (since 2014)

Trustees and Officers (Unaudited) JUNE 30, 2021

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Other Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite term; since 2019)

Chief Executive Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity

Mortgage Fund (private partnership fund) (since

2020); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm) (2010-2020); President, MCG Securities LLC (broker-dealer) (2012-2017)

			N/A	N/A
Joseph Gladue Born: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer (Indefinite term; since 2019)

Chief Financial Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home

Opportunity Mortgage Fund (private

partnership fund) (since 2020); Director of Research, J. Alden Associates, Inc. (broker-dealer) (since 2019); Director of Research, MCG Securities, LLC (broker-dealer) (2015-2018); Vice President Corporate Development, BofI Federal Bank (2014-2015)

			N/A	N/A

Trustees and Officers (Unaudited) JUNE 30, 2021

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Other Officers (continued)
Kenneth R. Smith Born: 1967	Secretary (Indefinite term; since 2019)

Chief Compliance Officer, Equalize Capital LLC (investment advisory firm) (since 2019); Chief Compliance Officer and Partner, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Compliance Officer and Partner, J. Alden Associates, Inc. (broker dealer) (since 2018); Chief Compliance Officer, Dekania Capital Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer, Cohen & Company Financial Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer and Founder, Compass Financial Advisors, LLC (investment advisory firm) (since 2003); Chief Compliance Officer, Bluestone Capital Management, LLC (Investment advisory firm) (2014-2020); Chief Compliance Officer, MCG Securities LLC (broker dealer) (2011-2020)

			N/A	N/A
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2019)

Director, Oyster Consulting, LLC (compliance consulting to financial service firms) (2019-present); Chief Compliance Officer and Vice President, M Holdings Securities, Inc., M Financial Investment Advisors, M Fund and M Wealth (2018-2019); Director, Oyster Consulting, LLC (2015-2018); Senior Consultant, Oyster Consulting, LLC (2013-2015)

			N/A	N/A

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BLUESTONE COMMUNITY DEVELOPMENT FUND

37 West Avenue, Suite 301

Wayne, PA 19087

INVESTMENT ADVISER

Equalize Capital LLC

151 Calle San Francisco, Suite 200 PMB 5333

San Juan, PR 00901-1607

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Investors may lose some or all of their investment in the Fund. The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors. The risk factors described are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees, expenses and experience of its management and other considerations.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) Bluestone Community Development Fund (the “registrant” or the “Fund”), as of the end of the period covered by this report, has adopted a code of ethics (the “code of ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to the code of ethics.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provision of the code of ethics.

A copy of the registrant’s code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that there are three audit committee financial experts serving on its audit committee. Mr. George Stelljes, III, Dr. J. Clay Singleton and Mr. Jorge A. Junquera Diez are each qualified to serve as audit committee financial experts on its audit committee and each is "independent," as defined by Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged Cohen & Company, Ltd. to perform audit services, audit-related services, tax services and other services during the fiscal year ended June 30, 2021. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the fiscal years 2020 and 2021 for audit fees, audit-related fees, tax fees and other fees by Cohen & Company, Ltd.

	FYE 6/30/2020	FYE 6/30/2021
Audit Fees	$70,000	$80,000
Audit-Related Fees	$2,837	$8,270
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.) for the last two fiscal years.

The amount of fees billed by Cohen & Company, Ltd. applicable to non-audit fees were as follows:

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	FYE 6/30/2020	FYE 6/30/2021
Registrant	$3,000(1)	$3,000(1)
Registrant’s Investment Adviser	$0	$0

(1)	The aggregate non-audit fees were for tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $3,000 for the fiscal years ended June 30, 2020 and 2021.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. During the period covered by this report, the Fund invested exclusively in non-voting securities. In the event that the Fund invests in voting securities, the Adviser will adopt proxy voting policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Lee A. Calfo	Portfolio Manager	Since 2019	Mr. Calfo is the Chief Executive Officer for Equalize Capital LLC (2019 - present). Mr. Calfo is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 - present). Mr. Calfo was the President and founder of Bluestone Capital Management, LLC, an investment advisory firm, where he served as a Portfolio Manager and had managed the firm’s asset management strategies (2010 – 2020). He also served as the Chief Executive Officer of J. Alden Associates, Inc., a broker-dealer, and Alden Capital Management, an asset management firm (2018 – present). Mr. Calfo served as President of MCG Securities LLC, a broker-dealer (2012 – 2017). Prior to founding Bluestone Capital Management, LLC, Mr. Calfo served as President of Iron Bay Capital in 2011, Portfolio Manager at Boenning & Scattergood, Inc. (2007 - 2009), and Chief Investment Officer and Director of Research at Cohen & Company Securities, LLC (2004 – 2007).
Joseph Gladue	Portfolio Manager	Since 2019	Mr. Gladue is the Chief Financial Officer for Equalize Capital LLC (2019 – present). Mr. Gladue is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 – present). Mr. Gladue has served as the Director of Research for J. Alden Associates, Inc., broker-dealer (2018 – present). Mr. Gladue served as the Director of Research for MCG Securities, LLC, a broker-dealer, (2015 – 2018) and Vice President Corporate Development for BofI Federal Bank (2014 - 2015). He also served as an Analyst for B. Riley & Co., LLC (2007 - 2012) and Cohen & Company Securities, LLC (2003 – 2007).

Jordan M. Blanchard	Portfolio Manger	Since Inception	Mr. Blanchard served as the Chief Executive Officer and Chief Operating Officer of 504 Fund Advisors, LLC (2015 – 2019). Mr. Blanchard served as Secretary and Treasurer of the Fund (2015-2019). Mr. Blanchard is currently the Executive Manager of X-Caliber Rural Capital, LLC, an approved non-bank USDA lender. Mr. Blanchard was the General Manager – Renewable Energy Lending (subsequently renamed the Energy & Infrastructure) for Live Oak Bank (2016 – 2021). Mr. Blanchard was the Managing Director of 504 Secondary Markets for Government Loan Solutions, Inc. (“GLS”), a wholly-owned subsidiary of Live Oak Bancshares, Inc. (2013 – 2015). GLS is a financial services company specializing in the SBA secondary market. Prior to joining GLS, Mr. Blanchard was President of Wholesale 504 Lending Consultants, LLC (“W504”), a financial services company that facilitated the sale and settlement of SBA 504 first lien loans through the temporary SBA First Mortgage Lien Pool program (2011 – 2012). Prior to joining W504, Mr. Blanchard was Executive Vice President of Capital Markets for CDC Direct Capital (“CDC Direct”) from 2009 to 2011. CDC Direct is a subsidiary of CDC Small Business Finance, the nation’s largest certified development company.
Robert O. Judge	Portfolio Manger	Since Inception	Mr. Judge served as the Chief Investment Officer for 504 Fund Advisors, LLC (2015 – 2019). Mr. Judge served as President of the Fund (2016-2019). Mr. Judge also is currently Chief Executive Officer of GLS, which he co-founded in 2006 for the purpose of bringing greater transparency, efficiency, and productivity to the SBA marketplace through the use of technology. GLS also assists lenders in compliance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 (“ASC 820”) regarding the proper valuation of their SBA servicing portfolios. Mr. Judge is the editor of the CPR Report®, a monthly publication that tracks SBA loan default, prepayment and secondary market activity.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2021:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($ millions)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Lee A. Calfo	Registered Investment Companies	1	$45	0	$0
	Other Pooled Investment Vehicles	2	$58	0	$0
	Other Accounts	250	$129	0	$0

Joseph Gladue	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$14	0	$0
	Other Accounts	0	$0	0	$0

Jordan M. Blanchard	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Robert O. Judge	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

Equalize Capital LLC (the "Adviser"), formerly known as Bluestone Capital Partners LLC, serves as the Fund’s investment adviser. The Adviser and the portfolio managers will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and the portfolio managers in other activities that may conflict with those of the Fund and in connection with the allocation of investment opportunities between the Fund and other accounts managed by a portfolio manager.

The Adviser believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund. However, conflicts of interest may arise in allocating time, services or functions between the Fund and other entities or businesses to which a portfolio manager provides services. A portfolio manager will devote such time to the Fund as he believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.

In the ordinary course of his business activities, a portfolio manager may engage in activities where the interests of the Fund and its shareholders conflict with the interest of other entities or businesses to which a portfolio manager provides services. Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest. In the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the Investment Company Act of 1940, as amended.

(a)(3) Compensation Structure of Portfolio Manager(s) as of June 30, 2021

Messrs. Calfo and Gladue are compensated through their respective equity ownership interests in the Adviser. Neither Mr. Calfo nor Mr. Gladue receives compensation from the Fund. Mr. Blanchard is compensated by Live Oak Banking Company, a wholly-owned subsidiary of Live Oak Bancshares, with a fixed salary plus a bonus based on the performance of Live Oak Bancshares. Mr. Judge is compensated by Government Loan Solutions (“GLS”), a wholly-owned subsidiary of Live Oak Bancshares, with a fixed salary plus a bonus based upon the performance of GLS. Neither Mr. Judge nor Mr. Blanchard receives compensation from the Adviser or the Fund.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of June 30, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Lee A. Calfo	None
Joseph Gladue	None
Jordan M. Blanchard	None
Robert O. Judge	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bluestone Community Development Fund

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 3, 2021

By (Signature and Title)	/s/ Joseph Gladue
Joseph Gladue, Treasurer
(principal financial officer)

Date	September 3, 2021